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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                   F O R M   8 - K


                                    CURRENT REPORT


                           Pursuant to Section 13 or 15 (d)
                            of the Securities Exchange Act
                                       of 1934


            Date of Report (Date of earliest event reported)  May 31, 1996
                                                          -------------

                                   FIBERCHEM, INC.
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)


       Delaware                     1-17569                  84-1063897
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(State or other jurisdiction      (Commission)              (IRS Employer
   of incorporation)              File Number)            Identification No.)


1181 Grier Drive, Suite B, Las Vegas, Nevada                         89119
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  (Address of principal executive offices)                         (Zip Code)


                                    (702) 361-9873
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                  Registrant's telephone number, including area code


                                         N/A
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            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On May 31, 1996, FiberChem, Inc. (the "Company") completed an offering under Regulation S promulgated under the Securities Act of 1933, as amended, to investors outside the United States who are not U.S. Persons (the "Offering") of 3,333,333 units of the Company (the "Units") at a purchase price of $.90 per Unit. Each Unit consisted of one share (the "Shares") of the Company's common stock, $.0001 par value (the "Common Stock"), and one warrant (the "Warrants") to purchase one share of Common Stock, the Shares and Warrants being immediately separable.

    The Warrants are exercisable from May 31, 1996 through May 30, 2001 at an exercise price of $1.00 per share (the "Exercise Price"). At any time after May 30, 1997, in the event that the Market Price of the Common Stock has equalled or exceeded 200% of the Exercise Price for any period of thirty (30) consecutive days, the Company may redeem the Warrants at a redemption price of $.05 per Warrant. For the purpose hereof, the term "Market Price" shall mean the average of the reported closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange but is quoted on (a) the Nasdaq National Market, the last reported sale price on any day on which securities were traded on such applicable exchange or market (the "Trading Day"), or if no such reported sale occurs on such Trading Day, the average of the high and low bid prices on such Trading Day, or (b) the Nasdaq SmallCap Market, the average of the high and low bid prices on such Trading Day, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National or SmallCap Market, the average of the high and low bid prices in the over-the-counter market as furnished by any National Association of Securities Dealers, Inc. member firm that is selected from time to time by the Company for that purpose.

    In connection with the Offering, the Company paid Rauscher Pierce & Clark Inc. and Rauscher Pierce & Clark Limited (together, the "Placement Agent") a selling commission of $240,000 in cash, which equals eight percent (8%) of the gross cash proceeds of the Units sold in the Offering, and agreed to pay six percent (6%) of the aggregate Exercise Price of the Warrants upon the exercise thereof. The Placement Agent also received, for nominal consideration, warrants to purchase up to 333,333 shares of Common Stock at an exercise price of $.90 per share, subject to adjustment in certain events. (the "Placement Agent Warrants"), which equal 10% of the number of shares sold in the Offering. The Placement Agent Warrants are exercisable at any time on or after November 30, 1996 through May 30, 2001 and contain certain "piggyback" registration rights.

    The Company intends to use the net proceeds of the Offering for sales and marketing expenditures, including the hiring of new personnel to strengthen international sales efforts, product development, acquisition of equipment, patents and technology, and working capital.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.

    (c)  EXHIBITS.

     1.1 Placement Agent Agreement.

     4.1 Form of Warrant issued by the Company in its May 1996 offering of Units under Regulation S, each Unit consisting of one share of Common Stock and one Warrant to purchase one share of Common Stock.

    4.2 Form of Placement Agent Warrants issued by the Company in its May 1996 offering under Regulation S of Units.

    99.1 Press Release dated June 10, 1996 announcing the Company's offering under Regulation S of Units.

                                          3

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIBERCHEM, INC.


Date:  July 11, 1996                        By:  /s/ Geoffrey F. Hewitt
                                                 ----------------------
                                                 Geoffrey F. Hewitt
                                                 President

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